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                                                                    EXHIBIT 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8, File Nos. 33-37913, 33-41664, 33-41665, 33-41793, 33-86368, 33-86370, 33-86372, 333-03429, and 333-03427.





                                                   /s/ Arthur Andersen LLP


Dallas, Texas
  September 27, 1996